                                                                  EXHIBIT 10.15D

                                 AMENDMENT NO. 1
                                       TO
                              CONSULTING AGREEMENT

              THIS AMENDMENT NO. 1 ("Amendment") is effective as of September 1, 1998 ("Effective Date"), by and between Guilford Pharmaceuticals Inc., a Delaware corporation (the "Company"), and Solomon H. Snyder, M.D., an individual residing in the State of Maryland (the "Consultant").

              WHEREAS, the Company and the Consultant are parties to a Consulting Agreement dated September 1, 1995 ("Consulting Agreement"), pursuant to which the Consultant has provided consulting services to the Company; and

              WHEREAS, the parties desire to extend such consulting relationship on the terms and conditions contained herein;

              NOW THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Consultant and the Company hereby agree as follows:

       1. The term of the Consulting Agreement is hereby extended for the period commencing September 1, 1998 through December 31, 1998 (the "First Extension").

       2. In consideration of the performance of the Services by the Consultant during the First Extension, the Company agrees to pay the Consultant at a rate of $14,166.67 per month, payable in arrears.

       3. Except as explicitly set forth in paragraph 2 above and in the Consulting Agreement, Consultant shall receive no other compensation (whether in cash, stock options or otherwise) for his Services during the First Extension.

       4. The Consultant represents and warrants to the Company that the Consultant is, as of the Effective Date, under no contractual or other restriction or obligation, including agreements or understandings with third parties, which conflicts with the Consulting Agreement as amended hereby, the performance of his duties under the Consulting Agreement as amended hereby, or the other obligations of the Consultant to the Company. Attached hereto as Exhibit A is a current list of Consultant's board of directors, scientific advisory board and/or other consulting arrangements and affiliations.

       5. The parties acknowledge that they may enter into a further amendment of the Consulting Agreement or a new superseding consulting agreement in the future, the effect of which may be to make retroactive modifications to the terms (including those regarding compensation) of the Consulting Agreement and/or this Amendment. The foregoing notwithstanding, the parties agree that this Amendment and the Consulting Agreement shall not be amended or supplemented except by a written document executed and delivered by both parties hereto. The failure on the part of either party to enforce, or any delay in enforcing, any right, power or remedy that such party may have under this Amendment or the Consulting Agreement shall not constitute a waiver of any such right, power or remedy, or release the other party from any obligations under this Amendment or the Consulting Agreement, except by a written document signed by the party against whom such waiver or release is sought to be enforced.

       6. Except as specifically set forth above in this Amendment, the terms of the Consulting Agreement remain unchanged and in full force and effect as set forth therein.

       7. Capitalized terms used in this Amendment that have not been defined herein shall have the meanings ascribed in the Consulting Agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment No. 1 as of the Effective Date.

GUILFORD PHARMACEUTICALS INC.


By:    /s/ Craig R. Smith, M.D.
   -----------------------------------------
Name:  Craig R. Smith, M.D.
Title: President and Chief Executive Officer


CONSULTANT


     /s/ Solomon H. Snyder, M.D.
--------------------------------------------
          Solomon H. Snyder, M.D.

Address:      3801 Canterbury Road, No. 1001
              Baltimore, Maryland 21218

                                 AMENDMENT NO. 2
                                       TO
                              CONSULTING AGREEMENT

              THIS AMENDMENT NO. 2 ("Amendment") is effective as of January 1, 1999 ("Effective Date"), by and between Guilford Pharmaceuticals Inc., a Delaware corporation (the "Company"), and Solomon H. Snyder, M.D., an individual residing in the State of Maryland (the "Consultant").

              WHEREAS, the Company and the Consultant are parties to a Consulting Agreement dated September 1, 1995, as amended June 7, 1996 and September 1, 1998 ("Consulting Agreement"), pursuant to which the Consultant has provided consulting services to the Company; and

              WHEREAS, the parties desire to extend such consulting relationship on the terms and conditions contained herein;

              NOW THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Consultant and the Company hereby agree as follows:

       8. The term of the Consulting Agreement is hereby extended for the period commencing January 1, 1999 through March 31, 1999 (the "Second Extension").

       9. In consideration of the performance of the Services by the Consultant during the First Extension, the Company agrees to pay the Consultant at a rate of $14,166.67 per month, payable in arrears.

       10. Except as explicitly set forth in paragraph 2 above and in the Consulting Agreement, Consultant shall receive no other compensation (whether in cash, stock options or otherwise) for his Services during the First Extension.

       11. The Consultant represents and warrants to the Company that the Consultant is, as of the Effective Date, under no contractual or other restriction or obligation, including agreements or understandings with third parties, which conflicts with the Consulting Agreement as amended hereby, the performance of his duties under the Consulting Agreement as amended hereby, or the other obligations of the Consultant to the Company.

       12. The parties acknowledge that they may enter into a further amendment of the Consulting Agreement or a new superseding consulting agreement in the future, the effect of which may be to make retroactive modifications to the terms (including those regarding compensation) of the Consulting Agreement and/or this Amendment. The foregoing notwithstanding, the parties agree that this Amendment and the Consulting Agreement shall not be amended or supplemented except by a written document executed and delivered by both parties hereto. The failure on the part of either party to enforce, or any delay in enforcing, any right, power or remedy that such party may have under this Amendment or the Consulting Agreement shall not constitute a waiver of any such right, power or remedy, or release the other party from any obligations under this Amendment or the Consulting Agreement, except by a written document signed by the party against whom such waiver or release is sought to be enforced.

       13. Except as specifically set forth above in this Amendment, the terms of the Consulting Agreement remain unchanged and in full force and effect as set forth therein.

       14. Capitalized terms used in this Amendment that have not been defined herein shall have the meanings ascribed in the Consulting Agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment No. 2 as of the Effective Date.

GUILFORD PHARMACEUTICALS INC.


By:    /s/ Craig R. Smith, M.D.
   -----------------------------------------
Name:  Craig R. Smith, M.D.
Title: President and Chief Executive Officer


CONSULTANT


     /s/ Solomon H. Snyder, M.D.
--------------------------------------------
          Solomon H. Snyder, M.D.

Address:      3801 Canterbury Road, No. 1001
              Baltimore, Maryland 21218